[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) WORLD GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------




                               [Graphic Omitted]

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and Director,    500 Boylston Street
MFS(R) Investment Management(SM)                    Boston, MA 02116-3741

                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGER
Stephen C. Bryant*                                  For additional information,
Chairman and President                              contact your financial adviser.
Jeffrey L. Shames*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 2.15% (including the reinvestment of any distributions). This compares to a 3.27% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Over the past six months, we have been aggressive in changing asset allocations to take advantage of world economic opportunities. Generally, the portfolio did well through the first quarter of 1998, though performance was recently set back due to the Asian turmoil. We are very optimistic about the outlook for bonds and feel that the portfolio's flexible strategy helps us respond to changes in the world's investment climate.

With regard to the Asian turmoil, we feel the economic problems in Asia have a way to go before a resolution is reached, so we are being highly selective with investments there. In the future, perhaps six months or more, there may be opportunities to invest in additional corporate and government debt in the region. Despite the troubles in Asia, we have increased the allocation to emerging markets from 0% to 9% to take advantage of cheap bond prices in Brazil, Mexico, South Korea, and Russia, which we believe is making serious efforts to restructure and reform its economy. We feel that, today, Russia represents a buying opportunity.

Europe is showing economic strength right now, which is improving European credit ratings but pushing interest rates down. The ongoing convergence of countries into a single economic bloc has reduced the opportunities to take advantage of the differences in yield between nations, diminished the value of government debt, and limited investment opportunities. Additionally, the drive toward monetary union has limited the value of investing in local currencies. As a result, we have reduced the portfolio's exposure to Organization of Economic Cooperation and Development (OECD) countries, including Germany, the Netherlands, Italy, and Spain.

We had been concerned that, due to the extreme inflation of the value of U.S. assets, particularly stock and real estate prices, the U.S. Federal Reserve Board (the Fed) would raise interest rates. The turmoil in Asia and the lack of inflation seems to have dissuaded the Fed from taking action at this time. As a result, we are more comfortable increasing the portfolio's sensitivity to interest rates, or duration, because we don't see much risk of a rate hike in the near future, which should keep bond prices at higher levels.
We are optimistic about the worldwide environment for bonds. If we have a major concern, it is that the world may have an excess of liquidity at the moment, which has been a factor in the run-up in the equity markets. There is a possibility that some of this liquidity will be withdrawn from world markets to combat the troubles in Asia. If this happens, it will negatively impact the stock market. A reduction in equity prices would prove to be favorable to the bond market.

Respectfully,

/s/ Stephen C. Bryant

    Stephen C. Bryant
    Portfolio Manager

Note to Contract Owners: Effective August 1, 1998, the Series is being managed by James T. Swanson. Mr. Swanson joined MFS in 1985 as Vice President -- Investments and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is a Senior Vice President of MFS(R) Investment Management
(SM) and portfolio manager of the World Governments Series offered through MFS(R)/Sun Life annuity products. He also is a member of the team that manages MFS(R) World Governments Fund and the MFS(R) World Governments Series, part of MFS(R) Variable Insurance Trust(SM), MFS(R) Institutional Global Fixed Income Fund, and MFS(R) Government Markets Income Trust, a closed-end fund. He also manages the foreign bond portions of MFS(R) World Total Return Fund and MFS(R) Intermediate Income Fund.

He joined MFS in 1987 as Assistant Vice President -- Investments. He was named Vice President -- Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:               Seeks not only preservation but also growth of capital,
                         together with moderate current income.

Commencement of
investment operations:   June 14, 1994

Size:                    $41.5 million net assets as of June 30, 1998


PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                 6 Months    1 Year    3 Years    10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return            +2.15%    +2.75%     +8.16%          +21.12%
--------------------------------------------------------------------------------
Average Annual Total Return          --      +2.75%     +2.65%          + 4.85%
--------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, June 14, 1994, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Bonds - 97.2%
----------------------------------------------------------------------------------------------------------
                                                                    Principal Amount
Issuer                                                                 (000 Omitted)                 Value
----------------------------------------------------------------------------------------------------------
U.S. Bonds - 54.2%
  Automotive - 2.0%
    General Motors Corporation, 6.75s, 2028                               $      836           $   838,132
----------------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    Time Warner Incorporated, 6.95s, 2028                                 $      420           $   421,201
----------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Tommy Hilfiger, 6.85s, 2008                                           $      836           $   835,131
----------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Honeywell, Inc., 6.625s, 2028                                         $      418           $   423,283
----------------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Hearst Argyle Television, Inc., 7.5s, 2027                            $      418           $   445,270
----------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.3%
    FNMA, 2.125s, 2007                                               JPY      70,000           $   527,394
----------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 8.9%
    GNMA, 6.5s, 2027                                                      $    3,681           $ 3,672,951
----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.9%
    U.S. Treasury Notes, 6.625s, 2002                                     $    4,900           $ 5,079,928
    U.S. Treasury Notes, 5.5s, 2003                                            5,090             5,086,030
    U.S. Treasury Notes, 6.5s, 2005                                            4,850             5,119,029
                                                                                               -----------
                                                                                               $15,284,987
----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $22,448,349
----------------------------------------------------------------------------------------------------------
Foreign Bonds - 43.0%
  Brazil - 1.7%
    Republic of Brazil, 9.375s, 2008                                      $      800           $   709,600
----------------------------------------------------------------------------------------------------------
  Denmark - 2.5%
    Danish Nykredit, 6s, 2026                                        DKK       7,200           $ 1,034,840
----------------------------------------------------------------------------------------------------------
  Germany - 6.4%
    Germany Federal Republic, 6s, 2007                               DEM       3,725           $ 2,244,485
    Germany Federal Republic, 6.5s, 2027                                         614               396,814
                                                                                               -----------
                                                                                               $ 2,641,299
----------------------------------------------------------------------------------------------------------
  Italy - 7.0%
    Republic of Italy, 5.75s, 2002                                   ITL   4,950,000           $ 2,897,378
----------------------------------------------------------------------------------------------------------
  Mexico - 3.5%
    United Mexican States, 9.875s, 2007                                   $    1,400           $ 1,456,000
----------------------------------------------------------------------------------------------------------
    New Zealand - 3.4%
      Government of New Zealand, 8s, 2004                            NZD       2,570           $  1,415,86
----------------------------------------------------------------------------------------------------------
  Russia - 1.8%
    Russia, Ministry of Finance, 10s, 2007                                $      660           $   495,000
    Russia, Ministry of Finance, 12.75s, 2028##                                  290               259,550
                                                                                               -----------
                                                                                               $   754,550
----------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    Republic of Korea, 8.75s, 2003                                        $      400           $   388,000
    Republic of Korea, 8.875s, 2008                                              400               361,780
                                                                                               -----------
                                                                                               $   749,780
----------------------------------------------------------------------------------------------------------
  United Kingdom - 14.9%
    United Kingdom Treasury, 8.5s, 2005                              GBP       2,119           $ 4,046,996
    United Kingdom Treasury, 9s, 2008                                          1,039             2,151,585
                                                                                               -----------
                                                                                               $ 6,198,581
----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $17,857,889
----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $40,508,491)                                                     $40,306,238
----------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
----------------------------------------------------------------------------------------------------------
      Student Loan Marketing Discount Note, due 7/01/98,
        at Amortized Cost and Value                                       $    1,885           $ 1,885,000
----------------------------------------------------------------------------------------------------------

Put Option Purchased
----------------------------------------------------------------------------------------------------------
                                                                    Principal Amount
                                                                        of Contracts
Description/Expiration Month/Strike Price                              (000 Omitted)
----------------------------------------------------------------------------------------------------------
    Japanese Yen/New Zealand Dollars/September/69
      (Premium Paid, $8,356)                                         JPY     241,978           $     8,356
----------------------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
----------------------------------------------------------------------------------------------------------
    Australian Dollars/December/0.71                                 AUD       2,198           $     1,288
    Japanese Yen/New Zealand Dollars/September/75                    JPY     241,978                 8,356
    Japanese Yen/July/132                                            JPY   1,246,522                16,527
----------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $30,525)                                          $    26,171
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $42,432,372)                                               $42,225,765
----------------------------------------------------------------------------------------------------------

Call Option Written
----------------------------------------------------------------------------------------------------------
    Japanese Yen/Deutsche Marks/August/66.52
      (Premiums Received, $107,488)                                  JPY     462,202           $      (462)
----------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
----------------------------------------------------------------------------------------------------------
    Canadian Dollars/July/1.43                                       CAD       2,763           $   (52,126)
    Japanese Yen/March/170                                           JPY     782,178                (7,822)
----------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $23,679)                                         $   (59,948)

Other Assets, Less Liabilities - (1.7)%                                                           (697,621)
----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $41,467,734
----------------------------------------------------------------------------------------------------------
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars          ITL = Italian Lire
CAD = Canadian Dollars            JPY = Japanese Yen
DEM = Deutsche Marks              NLG = Dutch Guilders
DKK = Danish Kroner               NZD = New Zealand Dollars
GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $42,432,372)             $42,225,765
  Cash                                                                   4,136
  Net receivable for forward foreign currency exchange
    contracts to sell                                                  309,458
  Receivable for Series shares sold                                    172,273
  Interest receivable                                                  692,993
  Receivable from investment adviser                                     5,012
  Deferred organization expenses                                         1,415
                                                                   -----------
      Total assets                                                 $43,411,052
                                                                   -----------
Liabilities:
  Payable for Series shares reacquired                             $ 1,081,846
  Payable for investments purchased                                     33,238
  Net payable for forward foreign currency exchange contracts
    to purchase                                                        708,298
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                56,667
  Written options outstanding, at value
   (premiums received, $131,167)                                        60,410
  Payable to affiliates -
    Management fee                                                       2,506
  Accrued expenses and other liabilities                                   353
                                                                   -----------
      Total liabilities                                            $ 1,943,318
                                                                   -----------
Net assets                                                         $41,467,734
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $40,867,189
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                      (592,504)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                  161,823
  Accumulated undistributed net investment income                    1,031,226
                                                                   ===========
      Total                                                        $41,467,734
                                                                   ===========
Shares of beneficial interest outstanding                           4,025,065
                                                                    =========
Net asset value per share
  (net assets of $41,467,734 / 4,025,065 shares of beneficial
  interest outstanding)                                              $10.30
                                                                     ======

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $1,168,148
                                                                     ----------
  Expenses -
    Management fee                                                   $  147,116
    Administrative fee                                                    2,471
    Trustees' compensation                                                1,356
    Shareholder servicing agent fee                                       5,840
    Custodian fee                                                        21,268
    Printing                                                             30,242
    Auditing fees                                                        17,500
    Amortization of organization expenses                                   753
    Legal fees                                                            1,206
    Miscellaneous                                                           440
                                                                     ----------
      Total expenses                                                 $  228,192
    Fees paid indirectly                                                   (676)
    Preliminary reduction of expenses by investment adviser             (31,362)
                                                                     ----------
      Net expenses                                                   $  196,154
                                                                     ----------
        Net investment income                                        $  971,994
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  568,335
    Written option transactions                                         108,357
    Foreign currency transactions                                      (276,770)
                                                                     ----------
      Net realized gain on investments and foreign
        currency transactions                                        $  399,922
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ (123,046)
    Written options                                                      36,496
    Translation of assets and liabilities in
      foreign currencies                                               (443,959)
                                                                     ----------
      Net unrealized loss on investments and foreign
      currency translation                                           $ (530,509)
                                                                     ----------
        Net realized and unrealized loss on investments
          and foreign currency                                       $ (130,587)
                                                                     ----------
          Increase in net assets from operations                     $  841,407
                                                                     ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          Six Months Ended                    Year Ended
                                                             June 30, 1998             December 31, 1997
                                                               (Unaudited)
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                        $   971,994                   $ 1,973,024
  Net realized gain (loss) on investments and
    foreign currency transactions                                  399,922                    (2,045,124)
  Net unrealized gain (loss) on investments and
    foreign currency transactions                                 (530,509)                      165,092
                                                               -----------                   -----------
      Increase in net assets from operations                   $   841,407                   $    92,992
                                                               -----------                   -----------

Distributions declared to shareholders -
  From net investment income                                   $  (492,886)                  $  (490,069)
  From net realized gain on investments and
    foreign currency transactions                                     --                        (221,999)
  In excess of net realized gain on investments
    and foreign currency transactions                                 --                             (84)
                                                               -----------                   -----------
      Total distributions declared to shareholders             $  (492,886)                  $  (712,152)
                                                               -----------                   -----------
  Net increase in net assets from Series share
    transactions                                               $ 3,060,746                   $12,654,674
                                                               -----------                   -----------
        Total increase in net assets                           $ 3,409,267                   $12,035,514
Net assets:
  At beginning of period                                        38,058,467                    26,022,953
                                                               -----------                   -----------

  At end of period (including accumulated
    undistributed net investment income of
    $1,031,226 and $552,118, respectively)                     $41,467,734                   $38,058,467
                                                               ===========                   ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        Six Months Ended      ------------------------------          Period Ended
                                                           June 30, 1998       1997        1996        1995      December 31, 1994*
                                                             (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $10.21      $10.58      $10.17      $ 9.82                $10.00
                                                                  ------      ------      ------      ------                ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.25      $ 0.61      $ 0.60      $ 0.63                $ 0.17
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                                          (0.03)      (0.73)      (0.19)       0.78                 (0.09)
                                                                  ------      ------      ------      ------                ------
      Total from investment operations                            $ 0.22      $(0.12)     $ 0.41      $ 1.41                $ 0.08
                                                                  ------      ------      ------      ------                ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.13)     $(0.17)     $ --        $(0.42)               $(0.17)
  From net realized gain on investments
    and foreign currency transactions                               --         (0.08)       --          --                    --
  In excess of net investment income                                --          --          --         (0.54)                (0.09)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                                    --          --  (+)     --          --                    --
  From tax return of capital                                        --          --          --         (0.10)                 --
                                                                  ------      ------      ------      ------                ------
      Total distributions declared to
        shareholders                                              $(0.13)     $(0.25)     $ --        $(1.06)               $(0.26)
                                                                  ------      ------      ------      ------                ------
Net asset value - end of period                                   $10.30      $10.21      $10.58      $10.17                $ 9.82
                                                                  ======      ======      ======      ======                ======
Total return                                                       2.15%++   (1.13)%       4.03%      14.38%                 0.79%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.00%+      1.00%       1.00%       1.00%                 1.00%+
  Net investment income                                            4.96%+      5.96%       5.84%       6.05%                 4.68%+
Portfolio turnover                                                  216%        335%        361%        211%                   62%
Net assets at end of period (000 omitted)                        $41,468     $38,058     $26,023      $7,424                $2,881
  * For the period from the commencement of the Series' investment operations, June 14, 1994, through
    December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
(+) Per share amount was less than $0.01 per share.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Series at not more than
    1.00% of average daily assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                         $ 0.24      $ 0.59      $ 0.50      $ 0.53                $ 0.16
    Ratios (to average net assets):
      Expenses##                                                   1.16%+      1.15%       2.03%       1.99%                 1.10%+
      Net investment income                                        4.80%+      5.81%       4.81%       5.09%                 4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 26 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $195,092, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $334,469.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases          Sales
--------------------------------------------------------------------------------
U.S. government securities                            $37,610,752    $35,409,462
                                                      ===========    ===========
Investments (non-U.S. government securities)          $44,158,148    $42,112,721
                                                      ===========    ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 42,432,372
                                                                   ============
Gross unrealized depreciation                                          (294,747)
Gross unrealized appreciation                                      $     88,140
                                                                   ------------
    Net unrealized depreciation                                    $   (206,607)
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Series shares were as follows:

                                     Six Months Ended June 30, 1998        Year Ended December 31, 1997
                                   --------------------------------     -------------------------------
                                       Shares                Amount        Shares                Amount
-------------------------------------------------------------------------------------------------------
Shares sold                         1,528,768          $ 15,738,586     3,486,026          $ 35,259,856
Shares issued to shareholders in
  reinvestment of distributions        48,322               492,886        71,073               712,152
Shares reacquired                  (1,279,890)          (13,170,726)   (2,289,007)          (23,317,334)
                                   ----------          ------------    ----------          ------------
    Net increase                      297,200          $  3,060,746     1,268,092          $ 12,654,674
                                   ==========          ============    ==========          ============


(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1998, was $125.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                              1998 Calls                              1998 Puts
                                        --------------------------------     -----------------------------------
                                          Principal Amounts                    Principal Amounts
                                               of Contracts                         of Contracts
                                              (000 Omitted)     Premiums            (000 Omitted)       Premiums
----------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Japanese Yen                                      446,022     $ 70,389                    --          $   --
Options written -
  Canadian Dollars                                     --           --                     2,763          10,336
  Japanese Government Bonds                         504,000        7,744               1,009,200          28,531
  Japanese Yen                                         --           --                 1,518,346          39,569
  Japanese Yen/Deutsche Marks                       462,202      107,488                    --              --
Options terminated in closing transactions -
  Japanese Government Bonds                        (504,000)      (7,744)              (1,009,200)       (28,531)
  Japanese Yen                                         --           --                  (736,168)        (26,226)
Options expired -
  Japanese Yen                                     (446,022)     (70,389)                   --              --
                                                                --------                                --------
    Outstanding, end of period                                  $107,488                                $ 23,679
                                                                ========                                ========
Options outstanding at end of period consists of:
  Canadian Dollars                                     --       $   --                     2,763        $ 10,336
  Japanese Yen                                         --           --                   782,178          13,343
  Japanese Yen/Deutsche Marks                       462,202      107,488                    --              --
                                                                --------                                --------
    Outstanding, end of period                                  $107,488                                $ 23,679
                                                                ========                                ========

At June 30, 1998, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                          Net Unrealized
                                        Contracts to                         Contracts      Appreciation
            Settlement Date          Deliver/Receive  In Exchange for         at Value    (Depreciation)
--------------------------------------------------------------------------------------------------------
Sales               9/25/98  DKK           7,109,602     $  1,064,642     $  1,037,626        $  27,016
                    9/25/98  JPY       1,019,080,886        7,749,533        7,467,091          282,442
                                                          -----------      -----------        ---------
                                                          $ 8,814,175      $ 8,504,717        $ 309,458
                                                          ===========      ===========        =========
Purchases           9/25/98  CAD           9,870,207      $ 6,837,536      $ 6,727,488        $(110,048)
                    9/25/98  ITL         752,792,628          435,517          423,759          (11,758)
                    9/25/98  JPY       1,696,515,392       13,017,277       12,430,843         (586,434)
                    9/25/98  NLG               6,123            3,080            3,022              (58)
                                                          -----------      -----------        ---------
                                                          $20,293,410      $19,585,112        $(708,298)
                                                          ===========      ===========        =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $47,520 with Merrill Lynch, and $138,172 with Swiss Bank Corp. and a net receivable of $21,505 with Banker's Trust Company, $56,835 with Deutsche, and $50,685 with C.S. First Boston Bank at June 30, 1998.

At June 30, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VWG-3 8/98 34.2M